Exhibit 10.16

CONTRIBUTION, DISTRIBUTION AND ASSIGNMENT AGREEMENT

This Contribution, Distribution and Assignment Agreement (the “Agreement”), effective as of January 15, 2009, is entered into by and among New Plan Property Holding Company, a Maryland real estate investment trust (“Property Holding Company”), CA New Plan Asset Partnership IV, L.P., a Delaware limited partnership (“Asset Partnership IV”), CA New Plan Asset LLC, a Delaware limited liability company (“NP Asset LLC”), CA New Plan VI, a Maryland real estate investment trust (“CA New Plan VI”), Excel Realty Trust — ST, LLC, a Delaware limited liability company (“Excel Realty Trust — ST”), New Plan Maryland Holdings, LLC, a Delaware limited liability company (“Maryland Holdings”), New Plan of Michigan, LLC, a Delaware limited liability company (“Michigan LLC”), New Plan of Michigan Member, LLC, a Delaware limited liability company (“Michigan Member LLC”), NP of Tennessee, L.P., a Delaware limited partnership (“Tennessee LP”), New Plan of Tennessee, LLC, a Delaware limited liability company (“New Plan of Tennessee”), NPTN, Inc., a Delaware corporation (“NPTN”), CA New Plan Texas Assets, L.P., a Delaware limited partnership (“Texas Assets L.P.”), CA New Plan Texas Assets, LLC, a Delaware limited liability company (“Texas Assets LLC”), CA New Plan IV, a Maryland real estate investment trust (“CA New Plan IV”),  HK New Plan Exchange Property Owner I, LLC, a Delaware limited liability company (“Property Owner I”), HK New Plan Exchange Property Holdings I, LLC, a Delaware limited liability company (“Property Holdings I”), HK New Plan STH Upper Tier II Company, a Maryland real estate investment trust (“HK NP STH Upper Tier II”), HK New Plan Exchange Property Owner II, LP, a Delaware limited partnership (“Property Owner II”), HK New Plan Lower Tier OH, LLC, a Delaware limited liability company (“HK NP Lower Tier OH”), HK New Plan Mid Tier OH, L.P., a Delaware limited partnership (“HK NP Mid Tier OH”), HK New Plan OH TRS, Inc., a Delaware corporation (“HK NP OH TRS”), HK New Plan ERP Property Holdings, LLC, a Delaware limited liability company (“ERP Property Holdings”), Excel Realty Partners, L.P., a Delaware limited partnership (“Excel Realty Partners”), New Plan DRP Trust, a Maryland real estate investment trust (“NP DRP Trust”), New Plan ERP Limited Partner Company, a Maryland real estate investment trust (“NP ERP LP”), ERP New Britain Limited Partnership, a Delaware limited partnership (“New Britain LP”), New Plan Realty Trust, LLC, a Delaware limited liability company (“NP Realty Trust”), New Plan Pennsylvania Holdings, LLC, a Delaware limited liability company (“NP Pennsylvania”), Centro NP ERT, LLC, a Delaware limited liability company (“Centro NP ERT”),  HK New Plan Macon Chapman TRS GP Company, a Delaware corporation (“Macon Chapman TRS”), ERT Development Corporation, a Delaware corporation (“ERT”), New Plan Florida Holdings, LLC, a Delaware limited liability company (“Florida Holdings”),  HK New Plan STH Lower Tier, LLC, a Delaware limited liability company (“HK NP STH Lower Tier”), HK New Plan STH Mid Tier II, LLC, a Delaware limited liability company (“HK NP STH Mid Tier II” and, collectively with Property Holding Company, Asset Partnership IV, NP Asset LLC, CA New Plan VI, Excel Realty Trust — ST, Maryland Holdings, Michigan LLC, Michigan Member LLC, Tennessee LP, New Plan of Tennessee, NPTN, Texas Assets L.P., Texas Assets LLC, CA New Plan IV, Property Owner I, Property Holdings I, HK NP STH Upper Tier II, Property Owner II, HK NP Lower Tier OH, HK NP Mid Tier OH, HK NP OH TRS, ERP Property Holdings, Excel Realty Partners, NP DRP Trust, NP ERP LP, New Britain LP, NP Realty Trust, NP Pennsylvania, Centro NP ERT, Macon Chapman TRS, ERT, Florida Holdings and HK NP STH Mid Tier II, the “Current Owners”), Centro NP LLC, a Maryland limited liability company (“Centro NP LLC”), Super LLC, a Maryland limited liability company (“Super LLC”), Centro NP Residual Holding LLC, a Delaware limited liability company (“NP Residual Holding”), and Centro NP Residual Holding Sub 1, LLC, a Delaware limited liability company (“NP Residual Holding Sub 1” and together with the Current Owners, Centro NP LLC, Super LLC and NP Residual Holding, each, a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, the Current Owners own, directly or indirectly, as applicable, the limited liability company interests and limited partner interests (collectively, the “Current Owner Entity Interests”) in the limited liability companies and limited partnerships listed on Schedule 1-A attached hereto and made a part hereof (collectively, the “Current Owner Entities”), all as more particularly depicted on Schedule 2 attached hereto and made a part hereof;

WHEREAS, the Current Owners desire to distribute, assign, transfer and convey all of the Current Owner Entity Interests to Centro NP LLC (the “Initial Distribution”), which shall thereupon be admitted as a member or limited partner of each of the Current Owner Entities, and immediately following the admission of Centro NP LLC as a substitute member or limited partner of each of the Current Owner Entities, the Current Owners desire to cease to be members or limited partners, as applicable, of the Current Owner Entities;

WHEREAS, following the Initial Distribution, Centro NP LLC will directly own the limited liability company interests and limited partner interests (collectively, the “Entity Interests”) in the limited liability companies and limited partnerships listed on Schedule 1-B attached hereto and made a part hereof (collectively, the “Entities”);

WHEREAS, Centro NP LLC desires to distribute, assign, transfer and convey fifty one percent (51%) of the Entity Interests (the “Super LLC Interests”) to Super LLC (the “Centro NP LLC - Super LLC Distribution”), which shall thereupon be admitted as a member or limited partner, as applicable, of each of the Entities;

WHEREAS, Super LLC desires to contribute, assign, transfer and convey the Super LLC Interests to NP Residual Holding (the “Super LLC Contribution”), which shall thereupon be admitted as a member or limited partner, as applicable, of each of the Entities, and immediately following the admission of NP Residual Holding as a substitute member or limited partner, as applicable, of each of the Entities, Super LLC desires to cease to be a member or limited partner, as applicable, of each of the Entities;

WHEREAS, Centro NP LLC desires to contribute, assign, transfer and convey forty nine percent (49%) of the Entity Interests directly to NP Residual Holding (the “Centro NP LLC Contribution”), and immediately following the admission of NP Residual Holding as a substitute member or limited partner, as applicable, of each of the Entities, Centro NP LLC desires to cease to be a member or limited partner, as applicable, of each of the Entities; and

WHEREAS, NP Residual Holding desires to contribute, assign, transfer and convey one hundred percent (100%) of the Entity Interests directly to NP Residual Holding Sub 1 (the “NP Residual Holding Contribution”), and immediately following the admission of NP Residual Holding Sub 1 as a substitute member or limited partner, as applicable, of each of the

Entities, NP Residual Holding desires to cease to be a member or limited partner, as applicable, of each of the Entities.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.  Contributions and Distributions.

1.1  Initial Distribution.

(a)                                  Notwithstanding any provision in the limited liability company agreement or agreement of limited partnership, as applicable, of any Current Owner Entity to the contrary, the Current Owners hereby make the Initial Distribution, representing a distribution of all of the Current Owner Entity Interests to Centro NP LLC.

(b)                                 Notwithstanding any provision in the limited liability company agreement or agreement of limited partnership, as applicable, of any Current Owner Entity to the contrary, contemporaneously with the Initial Distribution described in Section 1.1(a) above, Centro NP LLC is hereby admitted to each of the Current Owners Entities as an additional member or limited partner, as applicable, of each of the Current Owner Entities.

(c)                                  The Parties agree that the Initial Distribution and the admission of Centro NP LLC as an additional member or limited partner, as applicable, of each of the Current Owner Entities shall not dissolve the Current Owner Entities.

1.2  Centro NP LLC - Super LLC Distribution.  Effective immediately following consummation of the Initial Distribution:

(a)                                  Notwithstanding any provision in the limited liability company agreement or agreement of limited partnership, as applicable, of any Entity to the contrary, Centro NP LLC hereby makes the Cento NP LLC - Super LLC Distribution, representing a contribution of fifty-one percent (51%) of the Entity Interests to Super LLC.

(b)                                 Notwithstanding any provision in the limited liability company agreement or agreement of limited partnership, as applicable, of any Entity to the contrary, contemporaneously with the Cento NP LLC - Super LLC Distribution described in Section 1.2(a) above, Super LLC is hereby admitted to each of the Entities as an additional member or limited partner, as applicable, of each of the Entities.

(c)                                  The Parties agree that the Cento NP LLC - Super LLC Distribution and the admission of Super LLC as an additional member or limited partner, as applicable, of each of the Entities shall not dissolve the Entities.

1.3  Super LLC Contribution.  Effective immediately following consummation of the Centro NP LLC — Super LLC Distribution:

(a)                                  Notwithstanding any provision in the limited liability company agreement or agreement of limited partnership, as applicable, of any Entity to the contrary, Super LLC hereby makes the Super LLC Contribution, representing a contribution of all of the Entity Interests owned by it (i.e., fifty-one percent (51%) of the Entity Interests) to NP Residual Holding.

(b)                                 Notwithstanding any provision in the limited liability company agreement or agreement of limited partnership, as applicable, of any Entity to the contrary, contemporaneously with the Super LLC Contribution described in Section 1.3(a) above, NP Residual Holding is hereby admitted to each of the Entities as a substitute member or limited partner, as applicable, of each of the Entities.

(c)                                  Notwithstanding any provision in the limited liability company agreement or agreement of limited partnership, as applicable, of any Entity to the contrary, immediately following the admission of NP Residual Holding as a substitute member or limited partner, as applicable, of each of the Entities, Super LLC shall and does hereby cease to be a member or limited partner, as applicable, of each of the Entities and shall thereupon cease to have or exercise any right or power as a member or limited partner, as applicable, of each of the Entities.

(d)                                 The Parties agree that the Super LLC Contribution, the admission of NP Residual Holding as a substitute member or limited partner, as applicable, of each of the Entities and Super LLC’s ceasing to be a member or limited partner, as applicable, of each of the Entities shall not dissolve the Entities.

1.4  Centro NP LLC Contribution.  Effective immediately following consummation of the Super LLC Contribution:

(a)                                  Notwithstanding any provision in the limited liability company agreement or agreement of limited partnership, as applicable, of any Entity to the contrary, Centro NP LLC hereby makes the Centro NP LLC Contribution, representing a contribution of all of the Entity Interests owned by it (i.e., forty-nine percent (49%) of the Entity Interests) to NP Residual Holding.

(b)                                 Notwithstanding any provision in the limited liability company agreement or agreement of limited partnership, as applicable, of any Entity to the contrary, contemporaneously with the Centro NP LLC Contribution described in Section 1.4(a) above, NP Residual Holding is hereby admitted to each of the Entities as a substitute member or limited partner, as applicable, of each of the Entities.

(c)                                  Notwithstanding any provision in the limited liability company agreement or agreement of limited partnership, as applicable, of any Entity to the contrary, immediately following the admission of NP Residual Holding as a substitute member or limited partner, as applicable, of each of the Entities, Centro NP LLC shall and does hereby cease to be a member or limited partner, as applicable, of each of the

Entities, and shall thereupon cease to have or exercise any right or power as a member or limited partner, as applicable, of each of the Entities.

(d)                                 The Parties agree that the Centro NP LLC Contribution, the admission of NP Residual Holding as a substitute member or limited partner, as applicable, of each of the Entities and Centro NP LLC’s ceasing to be a member or limited partner, as applicable, of each of the Entities shall not dissolve the Entities.

1.5  NP Residual Holding Contribution.  Effective immediately following consummation of the Centro NP LLC Contribution:

(a)                                  Notwithstanding any provision in the limited liability company agreement or agreement of limited partnership, as applicable, of any Entity to the contrary, NP Residual Holding hereby makes the NP Residual Holding Contribution, representing a contribution of all of the Entity Interests owned by it (i.e., one hundred percent (100%) of the Entity Interests) to NP Residual Holding Sub 1.

(b)                                 Notwithstanding any provision in the limited liability company agreement or agreement of limited partnership, as applicable, of any Entity to the contrary, contemporaneously with the NP Residual Holding Contribution described in Section 1.5(a) above, NP Residual Holding Sub 1 is hereby admitted to each of the Entities as a substitute member or limited partner, as applicable, of each of the Entities.

(c)                                  Notwithstanding any provision in the limited liability company agreement or agreement of limited partnership, as applicable, of any Entity to the contrary, immediately following the admission of NP Residual Holding Sub 1 as a substitute member or limited partner, as applicable, of each of the Entities, NP Residual Holding shall and does hereby cease to be a member or limited partner, as applicable, of each of the Entities, and shall thereupon cease to have or exercise any right or power as a member or limited partner, as applicable, of each of the Entities.

(d)                                 The Parties agree that the NP Residual Holding Contribution, the admission of NP Residual Holding Sub 1 as a substitute member or limited partner, as applicable, of each of the Entities and NP Residual Holding’s ceasing to be a member or limited partner, as applicable, of each of the Entities shall not dissolve the Entities.

2.  Representations and Warranties of the Parties.  Each Party, individually, hereby represents and warrants to each of the other Parties as follows:

2.1  Power and Authority:  The execution, delivery and performance by the Party of this Agreement and the consummation by the Party of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Party.  This Agreement has been duly and validly executed and delivered by the Party and constitutes the valid and binding obligation of the Party, enforceable against the Party in accordance with its terms, except to the extent that such enforceability (i) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors’ rights generally and (ii) is subject to general principles of equity.

2.2  No Conflicts:  The execution, delivery and performance of this Agreement by the Party and the consummation by the Party of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (i) violate any provision of law, statute, rule or regulation to which the Party is subject, (ii) violate any order, judgment or decree applicable to the Party or (iii) conflict with, or result in a breach or default under, any term or condition of the organizational documents of the Party or any material agreement or other instrument to which the Party is a party or by which it may be bound; except for violations, conflicts, breaches or defaults which in the aggregate would not materially hinder or impair the consummation of the transactions contemplated hereby.

2.3  Consents:  No consent, approval or authorization of, exemption by, or filing with, any governmental or regulatory authority is required in connection with the execution, delivery and performance by the Party of this Agreement or the consummation by the Party of the transactions contemplated hereby.

3.  Fees and Expenses:  The Parties agree to pay all of the fees and expenses incurred by the Parties hereto in connection with this Agreement, including, but not limited to the fees, expenses and disbursements of such Parties, counsel and other advisors.

4.  Notices:  All notices, consents, waivers or other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid or otherwise delivered by hand, messenger, internationally recognized courier or facsimile transmission, addressed:

If sent to any of the Current Owners, to:

c/o Centro NP LLC
420 Lexington Avenue, 7th Floor

New York, NY 10170

Attention:	Steven Siegel
Facsimile:	(212) 869-9585

If sent to Centro NP LLC, to:

Centro NP LLC
420 Lexington Avenue, 7th Floor

New York, NY 10170

Attention:	Steven Siegel
Facsimile:	(212) 869-9585

If sent to Super LLC, to:

Super LLC
420 Lexington Avenue, 7th Floor

New York, NY 10170

Attention:	Steven Siegel
Facsimile:	(212) 869-9585

If sent to NP Residual Holding, to:

Centro NP Residual Holding LLC
420 Lexington Avenue, 7th Floor

New York, NY 10170

Attention:	Steven Siegel
Facsimile:	(212) 869-9585

If sent to NP Residual Holding Sub 1, to:

Centro NP Residual Holding Sub 1, LLC
420 Lexington Avenue, 7th Floor

New York, NY 10170

Attention:	Steven Siegel
Facsimile:	(212) 869-9585

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or as having been given when delivered, if delivered by hand or by messenger (or overnight courier), 24 hours after confirmed receipt if sent by facsimile transmission or at the earlier of its receipt or on the fifth day after mailing, if mailed, as aforesaid.

5.  Confidentiality.  The Parties agree to keep the terms and conditions of this Agreement strictly confidential and not disclose such terms without the prior written consent of the other Parties, except (a) as may be required by law and (b) that each Party may disclose such terms and conditions to its representatives, advisors and counsel who acknowledge the confidentiality hereof.

6.  Miscellaneous.

6.1                                 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

6.2                                 This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto, and their respective successors and permitted assigns, and no other person will have any rights or obligation hereunder.  None of the Parties may assign (whether by operation of law or otherwise) this Agreement.

6.3                                 This Agreement constitutes the full and entire understanding and agreement between the Parties hereto with regard to the subject matter hereof and supersedes all prior oral or written (and all contemporaneous oral) agreements or understandings with respect to the subject matter hereof.

6.4                                 No delay or omission to exercise any right power or remedy accruing to any Party hereto upon any breach or default of the other Party hereto under this Agreement shall impair any such right, power or remedy or such Party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party hereto of any breach or default under this agreement, or any waiver on the part of any Party hereto of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement, or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.5                                 This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Parties hereto, each of which shall be enforceable against the Parties actually executing such counterparts, and all of which together shall constitute one instrument.

6.6                                 If any provision of this Agreement, or its application to any Party hereto, shall be, or be found by an authority of competent jurisdiction to be, invalid or unenforceable in whole or in part, such provision shall be constructed and applied so as to give effect, to the greatest extent possible, the original intent of the Parties hereto.  The invalidity or unenforceability of any of the provisions of this Agreement shall not affect the other validity herein, all of which shall remain in full force and effect.

6.7                                 The Parties stipulate that the remedies at law of the Parties hereto in the event of any default or threatened default by either Party in the performance of or compliance with any of the terms of this Agreement are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.  The exercise of any remedy by any of the Parties shall not be deemed an election of remedies or preclude any of the Parties from exercising any other remedies in the future.

6.8                                 This Agreement may be amended, modified or supplemented only by a written instrument signed by all of the Parties.

6.9                                 All of the Parties hereto irrevocably submits, in any legal action or proceeding relating to this Agreement, to the jurisdiction of the courts of the United States and the State of California, in the city of Los Angeles, and consents that (1) any such action or proceeding may be brought in such courts and waive any objection that they may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and (2) service of legal process in any such action or proceeding may be made upon it by certified mail, return receipt requested, postage prepaid, to such Party at its address specified in Section 4, provided, that nothing herein shall prevent any Party hereto from bringing any action in any other jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Contribution Agreement, with effect as of the date first written above.

NEW PLAN PROPERTY HOLDING COMPANY, a Maryland real estate investment trust

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

CA NEW PLAN ASSET PARTNERSHIP IV, L.P.,
a Delaware limited partnership

By:	CA New Plan Asset, LLC, a Delaware limited
liability company, its general partner

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Its:	Executive Vice President

CA NEW PLAN ASSET, LLC, a Delaware
limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

CA NEW PLAN VI, a Maryland real
estate investment trust

By:	/s/ Steven Siegel
Name:		Steven Siegel
Its:		Executive Vice President

[Signature Page to Contribution, Distribution and Assumption Agreement]

EXCEL REALTY TRUST-ST, LLC,
a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

NEW PLAN MARYLAND HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

NEW PLAN OF MICHIGAN, LLC,
a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

NEW PLAN OF MICHIGAN MEMBER, LLC,
a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

NP OF TENNESSEE, L.P.,
a Delaware limited partnership

By:	New Plan of Tennessee, LLC, a Delaware limited liability company, its general partner

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Its:	Executive Vice President

[Signature Page to Contribution, Distribution and Assumption Agreement]

NEW PLAN OF TENNESSEE, LLC,
a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

NPTN, INC., a Delaware corporation

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

CA NEW PLAN TEXAS ASSETS, L.P.,
a Delaware limited partnership

By:	CA New Plan Texas Assets, LLC, a Delaware limited liability company, its general partner

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Its:	Executive Vice President

CA NEW PLAN TEXAS ASSETS, LLC,
a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

HK NEW PLAN EXCHANGE PROPERTY OWNER I, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

[Signature Page to Contribution, Distribution and Assumption Agreement]

HK NEW PLAN EXCHANGE PROPERTY HOLDINGS I, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

HK NEW PLAN STH UPPER TIER II COMPANY,
a Maryland real estate investment trust

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

HK NEW PLAN EXCHANGE PROPERTY OWNER II,
LP, a Delaware limited partnership

By:	HK New Plan Lower Tier OH, LLC, a Delaware limited liability company, its general partner

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Its:	Executive Vice President

HK NEW PLAN LOWER TIER OH, LLC,
a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

HK NEW PLAN MID TIER OH, L.P.,a Delaware limited partnership

By:	HK New Plan OH TRS, Inc., a Delaware corporation, its general partner

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Its:	Executive Vice President

[Signature Page to Contribution, Distribution and Assumption Agreement]

HK NEW PLAN OH TRS, INC., a Delaware corporation

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

HK NEW PLAN ERP PROPERTY HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

EXCEL REALTY PARTNERS, L.P.,
a Delaware limited partnership

By:	New Plan DRP Trust, a Maryland real estate investment trust, a general partner

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Its:	Executive Vice President

NEW PLAN DRP TRUST, a Maryland real estate investment trust

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

NEW PLAN ERP LIMITED PARTNER COMPANY,
a Maryland real estate investment trust

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

[Signature Page to Contribution, Distribution and Assumption Agreement]

ERP NEW BRITAIN LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	ERP New Britain GP, LLC, a Delaware limited liability company, its general partner

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Its:	Executive Vice President

NEW PLAN REALTY TRUST, LLC,
a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

NEW PLAN PENNSYLVANIA HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

CENTRO NP ERT, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

HK NEW PLAN MACON CHAPMAN TRS GP COMPANY, a Delaware corporation

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

[Signature Page to Contribution, Distribution and Assumption Agreement]

ERT DEVELOPMENT CORPORATION, a Delaware corporation

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

NEW PLAN FLORIDA HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

HK NEW PLAN STH LOWER TIER, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

HK NEW PLAN STH MID TIER II, LLC,
a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

CENTRO NP LLC, a Maryland limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

SUPER LLC, a Maryland limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

[Signature Page to Contribution, Distribution and Assumption Agreement]

CENTRO NP RESIDUAL HOLDING LLC,
a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

CENTRO NP RESIDUAL HOLDING SUB 1, LLC,
a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Its:	Executive Vice President

[Signature Page to Contribution, Distribution and Assumption Agreement]

Schedule 1-A

Current Owner Entity Interests

Name of Current Owner Entity	Entity Type	Name of Current Owner(s)*	Percentage**

Centro NP Residual Pool 1 SPE, LLC	limited liability company	New Plan Property Holding Company	5.8%

Centro NP Residual Pool 1 SPE, LLC	limited liability company	HK New Plan Exchange Property Owner I, LLC HK New Plan Exchange Property Holdings I, LLC HK New Plan STH Upper Tier II Company	4.8%

Centro NP Residual Pool 1 SPE, LLC	limited liability company	Excel Realty Trust - ST, LLC	5.2%

Centro NP Residual Pool 1 SPE, LLC	limited liability company	CA New Plan Texas Assets, L.P. CA New Plan IV and CA New Plan Texas Assets, LLC	4.2%

Centro NP Residual Pool 1 SPE, LLC	limited liability company	New Plan of Michigan, LLC New Plan of Michigan Member, LLC	2.8%

Centro NP Residual Pool 1 SPE, LLC	limited liability company	Excel Realty Partners, L.P. New Plan ERP Limited Partner Company and New Plan DRP Trust	7.3%

Centro NP Residual Pool 1 SPE, LLC	limited liability company	HK New Plan Exchange Property Owner II, LP HK New Plan Lower Tier OH, LLC and HK New Plan Mid Tier OH, L.P. HK New Plan OH TRS, Inc. and HK New Plan STH Upper Tier II Company	19.6%

Centro NP Residual Pool 1 SPE, LLC	limited liability company	NP of Tennessee, L.P. New Plan of Tennessee, LLC and NPTN, Inc.	8.0%

Centro NP Residual Pool 1 SPE, LLC	limited liability company	CA New Plan Asset Partnership IV, L.P. CA New Plan Asset LLC and CA New Plan VI	11.5%

Centro NP Residual Pool 1 SPE,	limited liability company	HK New Plan ERP Property	4.3%

Name of Current Owner Entity	Entity Type	Name of Current Owner(s)*	Percentage**

LLC		Holdings, LLC Excel Realty Partners, L.P. New Plan ERP Limited Partner Company and New Plan DRP Trust

Centro NP Residual Scottsboro, LLC	limited liability company	Excel Realty Trust - ST, LLC	100%

Centro NP Residual Shops of Riverdale, LLC	limited liability company	Excel Realty Trust - ST, LLC	100%

Centro NP Residual Rising Sun, LLC	limited liability company	New Plan Maryland Holdings, LLC	100%

Centro NP Residual Presidential Plaza, LLC	limited liability company	New Plan Florida Holdings, LLC	100%

Centro NP Residual Brooksville Square, LLC	limited liability company	New Plan Florida Holdings, LLC	100%

Centro NP Residual Dickson City Crossings Member, LLC	limited liability company	New Plan Realty Trust, LLC New Plan Pennsylvania Holdings, LLC	100%

Centro NP Residual Stone Mill Plaza Member, LLC	limited liability company	New Plan Realty Trust, LLC New Plan Pennsylvania Holdings, LLC	100%

Centro NP Residual Dillsburg SC Member, LLC	limited liability company	New Plan Realty Trust, LLC New Plan Pennsylvania Holdings, LLC	100%

ERT Southland, LLC	limited liability company	Centro NP ERT, LLC HK New Plan Macon Chapman TRS GP Company and ERT Development Corporation	100%

HK New Plan Alexis Park, L.P.	limited partnership	New Plan Mid Tier OH, L.P. HK New Plan STH Upper Tier II Company and HK New Plan OH TRS, Inc.	99.9%

HK New Plan Alexis Park GP, LLC	limited liability company	New Plan Mid Tier OH, L.P. HK New Plan STH Upper Tier II Company and HK New Plan OH TRS, Inc.	100%

ERP New Britain Holdings, L.P.	limited partnership	ERP New Britain Limited Partnership	99%

ERP New Britain GP LLC	limited liability company	Excel Realty Partners, L.P.	100%

HK New Plan Lexington Town Square, LLC	limited liability company	HK New Plan STH Lower Tier, LLC	100%

Name of Current Owner Entity	Entity Type	Name of Current Owner(s)*	Percentage**

HK New Plan STH Mid Tier II, LLC HK New Plan STH Upper Tier II Company

*Listed in order of ownership (i.e., in the order in which the Current Owner Entity Interests are distributed up through the chain of ownership to Centro NP LLC)

**Centro NP LLC owns the remaining interests in each of the Current Owner Entities

Schedule 1-B

Entity Interests

Name of Entity	Entity Type	Percentage

Centro NP Residual Pool 1 SPE, LLC	limited liability company	100%

Centro NP Residual Scottsboro, LLC	limited liability company	100%

Centro NP Residual Shops of Riverdale, LLC	limited liability company	100%

Centro NP Residual Rising Sun, LLC	limited liability company	100%

Centro NP Residual Presidential Plaza, LLC	limited liability company	100%

Centro NP Residual Brooksville Square, LLC	limited liability company	100%

Centro NP Residual Dickson City Crossings Member, LLC	limited liability company	100%

Centro NP Residual Stone Mill Plaza Member, LLC	limited liability company	100%

Centro NP Residual Dillsburg SC Member, LLC	limited liability company	100%

New Plan Westgate-Dublin, LLC	limited liability company	100%

New Plan Victory Square, LLC	limited liability company	100%

New Plan Cedar Plaza, LLC	limited liability company	100%

New Plan Sweetwater Village, LLC	limited liability company	100%

New Plan Tift-Town, LLC	limited liability company	100%

New Plan Village at Southlake, LLC	limited liability company	100%

New Plan of Tinton Falls, LLC	limited liability company	100%

ERT Southland, LLC	limited liability company	100%

HK New Plan Alexis Park, L.P.	limited partnership	99.9%

HK New Plan Alexis Park GP, LLC	limited liability company	100%

ERP New Britain Holdings, L.P.	limited partnership	99%

ERP New Britain GP LLC	limited liability company	100%

HK New Plan Lexington Town Square, LLC	limited liability company	100%